UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 11, 2005

DIGITAL REALTY TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-32336	26-0081711
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2730 Sand Hill Road, Suite 280 Menlo Park, California	94025
(Address of principal executive offices)	(Zip Code)

(650) 233-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K/A amends our Form 8-K, dated January 11, 2005, to provide the financial information required in connection with the acquisition of 833 Chestnut Street through Digital Realty Trust, L.P., our operating partnership subsidiary of which we are the general partner. The following financial statements are filed as part of this report:

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description
23.1	Consent of KPMG LLP, Independent Auditors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Digital Realty Trust, Inc.

By:	/s/ Michael F. Foust
Michael F. Foust
Chief Executive Officer

Date: February 1, 2005

Exhibits

Exhibit No.	Description
23.1	Consent of KPMG LLP, Independent Auditors.

Independent Auditors’ Report

The Board of Directors

Digital Realty Trust, Inc.:

We have audited the accompanying statement of revenue and certain expenses of 833 Chestnut Street (the Property) for the year ended December 31, 2003. This statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on this statement based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in note 1 to the statement of revenue and certain expenses. It is not intended to be a complete presentation of the Property’s revenue and expenses.

In our opinion, the statement referred to above presents fairly, in all material respects, the revenue and certain expenses, as described in note 1, of 833 Chestnut Street for the year ended December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Los Angeles, California

January 14, 2005

833 CHESTNUT STREET

Statements of Revenue and Certain Expenses

(In thousands)

	Nine Months Ended September 30, 2004	Year Ended December 31, 2003
	(Unaudited)
Revenue:
Rental	$6,225	$7,458
Tenant reimbursements	1,280	1,687
Other	125	42

	7,630	9,187

Certain expenses:
Rental property operating and maintenance	3,098	4,136
Property taxes	343	297
Insurance	217	264

	3,658	4,697

Revenue in excess of certain expenses	$3,972	$4,490

See accompanying notes to statements of revenue and certain expenses.

833 CHESTNUT STREET

Notes to Statements of Revenue and Certain Expenses

Nine months ended September 30, 2004 (unaudited)

and year ended December 31, 2003

(1) Basis of Presentation

The accompanying statements of revenue and certain expenses relate to the operations of the property known as 833 Chestnut Street (the Property). The Property is a data center located in Philadelphia, Pennsylvania.

The Property is owned by LB 833 Chestnut, LLC (the Owner). A wholly owned subsidiary of Digital Realty Trust, Inc. (the Buyer) entered into an agreement with the Owner to purchase the Property for $59.5 million. The purchase is expected to be consummated during the first quarter of 2005.

The accompanying statements of revenue and certain expenses have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and, accordingly, are not representative of the actual results of operations of the Property for the year ended December 31, 2003 or the nine months ended September 30, 2004 due to the exclusion of the following expenses, which may not be comparable to the proposed future operations of the Property:

•	Depreciation and amortization

•	Interest

•	Federal and state income taxes

•	Other costs not directly related to the proposed future operations of the Property

Management is not aware of any material factors relating to the Property other than those already described above that would cause the reported financial information not to be necessarily indicative of future operating results.

(2) Summary of Significant Accounting Policies and Practices

(a) Revenue Recognition

Rental revenue is recognized on a straight line basis over the term of the respective leases.

(b) Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenue and certain expenses during the reporting period to prepare the statements of revenue and certain expenses in conformity with accounting principles generally accepted in the United States of America. Actual results could differ from those estimates.

(c) Unaudited Interim Information

The statement of revenue and certain expenses for the nine months ended September 30, 2004 is unaudited. In the opinion of management, such statement reflects all adjustments necessary for a fair presentation of the results of this interim period. All such adjustments are of a normal recurring nature.

833 CHESTNUT STREET

Notes to Statements of Revenue and Certain Expenses—(Continued)

Nine months ended September 30, 2004 (unaudited)

and year ended December 31, 2003

(3) Minimum Future Lease Rentals

The Property’s leases are non-cancelable operating leases and generally provide for minimum rent and reimbursement of a portion of Property expenses, including property taxes, insurance and operating and maintenance expenses. Future minimum rentals to be received under the leases in effect as of December 31, 2003 are as follows (in thousands):

Year ending December 31:

2004	$6,964
2005	7,008
2006	5,729
2007	5,757
2008	5,223
Thereafter	12,915

$43,596

(4) Tenant Concentrations

The following tenants accounted for more than 10% of the Property’s revenue for the year ended December 31, 2003 (in thousands):

Tenant	Rental Revenue
Jefferson University Physicians and Affiliates	$3,336
Health Partners of Philadelphia, Inc.	1,406
Inflow, Inc.	908
Ballinger Company	760

DIGITAL REALTY TRUST, INC.

Pro Forma Condensed Consolidated Financial Statements

(unaudited)

The unaudited pro forma condensed consolidated financial statements as of September 30, 2004 and for the nine months ended September 30, 2004 and the year ended December 31, 2003 are presented as if our initial public offering and the related formation and financing transactions, the acquisitions of the properties acquired during 2004 and the properties expected to be acquired in 2005, including the remaining 25% interest in eBay Data Center, along with related financing transactions had occurred on September 30, 2004 or in the case of the properties acquired through September 30, 2004, as of the actual acquisition date, for the pro forma condensed consolidated balance sheet and on the first day of the periods presented for the pro forma condensed consolidated statements of operations.

The pro forma condensed consolidated financial statements should be read in conjunction with the combined historical financial statements of the Digital Realty Predecessor, included in the Company’s registration statement for the initial public offering. The pro forma condensed consolidated financial statements do not purport to represent our financial position or the results of operations that would actually have occurred assuming the completion of the initial public offering and the related formation transactions and the acquisitions of additional properties along with the related financing transactions all had occurred by September 30, 2004 or on the first day of the periods presented, nor do they purport to project our financial position or results of operations as of any future date or for any future period.

DIGITAL REALTY TRUST, INC

Pro Forma Condensed Consolidated Balance Sheet

September 30, 2004

(unaudited)

(In thousands)

	Digital Realty Predecessor Historical	Properties Acquired and Expected to be Acquired Subsequent to September 30, 2004	Financing Transactions	Receipt and Use of the Proceeds From Initial Public Offering and Related Transactions		Company Pro Forma
Assets	(A)	(B)	(C)
Investments in real estate, net	$650,207	202,225	—	—		852,432
Cash and cash equivalents, including restricted cash	12,841	(111,498)	354,126	229,562	(D)	6,948
		(4,620)	(243,401)	(91,862	)(E)
				(138,200	)(I)
Accounts and other receivables	4,203	—	—	—		4,203
Deferred rent	9,616	—	—	—		9,616
Acquired above market leases, net	24,932	22,772	—	—		47,704
Acquired in place lease value and deferred leasing costs, net	111,422	46,020	—	—		157,442
Deferred financing costs, net	3,927	—	6,875 (1,734)	—		9,068
Prepaid offering costs	4,052	—	—	(4,052	)(J)	—
Other assets	989	—	—	—		989

Total assets	$822,189	154,899	115,866	(4,552)		1,088,402

Liabilities and Stockholders’ and Owner’s Equity
Notes payable under line of credit	$6,117	—	113,550	—		113,550
			(6,117)
Notes payable under bridge loan	243,686	—	7,950	(138,200	)(I)	7,950
			(105,486)
Mortgage loans	246,204	73,397	26,001	—		456,984
			58,000
			155,000
			(101,135)
			(483)
Other secured loans	51,292	—	(29,292)	—		22,000
Unsecured note payable to an affiliate	4,052	—	—	(4,052	)(J)	—

Accounts payable and accrued expenses	9,721	—	(1,134)	—		9,087
			500
Acquired below market leases, net	28,139	13,112	—	—		41,251
Security deposits and prepaid rents	3,692	—	—	—		3,692
Asset management fees payable to related party	796	—	—	—		796

Total liabilities	593,699	86,509	117,354	(142,252)		655,310
Minority interests in consolidated joint ventures	3,127	(2,968)	—	—		159
Minority interests in operating partnership	—	75,978	—	(91,862	)(E)	257,768
				17,887	(G)
				255,765	(H)
Owner’s equity, including accumulated other comprehensive income	225,363	(4,620)	(237)	(201,368	)(F)	—
			(1,734)	(17,887	)(G)
			483
Common stock	—	—	—	214	(D)	214
Additional paid in capital	—	—	—	229,348	(D)	174,613
				201,030	(F)
				(255,765	)(H)
Accumulated other comprehensive income	—	—	—	338	(F)	338

Total stockholders’ and owner’s equity	225,363	(4,620)	(1,488)	(44,090)		175,165

	$822,189	154,899	115,866	(4,552)		1,088,402

See accompanying notes to pro forma condensed consolidated financial statements.

DIGITAL REALTY TRUST, INC.

Pro Forma Condensed Consolidated Statement of Operations

For the Nine Months Ended September 30, 2004

(unaudited)

(In thousands except per share data)

	Digital Realty Trust Predecessor Historical	Properties Acquired and Expected to be Acquired Subsequent to September 30, 2004	Properties Acquired During the Nine Months Ended September 30, 2004	Financing Transactions	Other Pro Forma Adjustments		Company Pro Forma
	(AA)	(BB)	(CC)	(DD)
Revenues:
Rental	$59,127	23,077	19,576	—	—		101,780
Tenant reimbursements	10,055	4,899	4,399	—	—		19,353
Other	1,734	125	732	—	—		2,591

	70,916	28,101	24,707	—	—		123,724

Expenses:
Rental property operating and maintenance	11,625	6,447	4,788	—	—		22,860
Property taxes	6,250	1,016	1,913	—	—		9,179
Insurance	1,179	507	559	—	—		2,245
Interest	15,804	2,760	736	8,180	—		27,480
Asset management fees to related party	2,389	—	—	—	(2,389	)(FF)	—
Depreciation and amortization	20,822	9,139	7,039	—	—		37,000
General and administrative	243	—	—	—	18,019	(EE)	21,496
					2,026	(FF)
					1,208	(GG)
Other	2,716	9	46	—	—		2,771

	61,028	19,878	15,081	8,180	18,864		123,031

Income before minority interests	9,888	8,223	9,626	(8,180)	(18,864)		693
Minority interests in consolidated joint ventures	(28)	5	—	—	—		(23)
Minority interests in operating partnership	—	—	—	—	426	(HH)	426

Net income	9,916	8,218	9,626	(8,180)	(19,290)		290

Pro Forma earnings per share—basic and diluted							$0.01	(II)

Pro Forma weighted average shares outstanding—basic and diluted							21,421

See accompanying notes to pro forma condensed consolidated financial statements.

DIGITAL REALTY TRUST, INC.

Pro Forma Condensed Consolidated Statement of Operations

For the Year Ended December 31, 2003

(unaudited)

(In thousands except per share data)

	Digital Realty Trust Predecessor Historical	Properties Acquired in 2004 and Expected to be Acquired in 2005	Properties Acquired in 2003	Financing Transactions	Other Pro Forma Adjustments		Company Pro Forma
	(AA)	(BB)	(CC)	(DD)
Revenues:
Rental	$50,099	69,822	10,521	—	—		130,442
Tenant reimbursements	8,661	15,741	622	—	—		25,024
Other	4,328	1,662	68	—	—		6,058

	63,088	87,225	11,211	—	—		161,524

Expenses:
Rental property operating and maintenance	8,624	17,330	1,863	—	—		27,817
Property taxes	4,688	5,472	1,423	—	—		11,583
Insurance	626	1,721	244	—	—		2,591
Interest	10,091	5,218	—	21,327	—		36,636
Asset management fees to related party	3,185	—	—	—	(3,185	)(FF)	—
Depreciation and amortization	16,295	27,510	5,065	—	—		48,870
General and administrative	329	—	—	—	18,064	(EE)	22,688
					2,701	(FF)
					1,594	(GG)
Other	2,459	56	183	—	—		2,698

	46,297	57,307	8,778	21,327	19,174		152,883

Income before minority interests	16,791	29,918	2,433	(21,327)	(19,174)		8,641
Minority interests	149	(149)	—	—	5,145	(HH)	5,145

Net income	16,642	30,067	2,433	(21,327)	(24,319)		3,496

Pro Forma earnings per share—basic and diluted							$0.16	(II)

Pro Forma weighted average shares outstanding—basic and diluted							21,421

See accompanying notes to pro forma condensed consolidated financial statements.

DIGITAL REALTY TRUST, INC.

Notes to Pro Forma Condensed Consolidated Financial Statements

(unaudited)

(Dollar amounts in thousands, except per share amounts)

1.	Adjustments to the Pro Forma Condensed Consolidated Balance Sheet

The adjustments to the pro forma condensed consolidated balance sheet as of September 30, 2004 are as follows:

(A)	Reflects the Digital Realty Trust, Inc. Predecessor (the Predecessor) historical condensed combined balance sheet as of September 30, 2004. Pursuant to the contribution agreement between the owner of the Predecessor and the Operating Partnership, which was executed in July 2004, the Operating Partnership received a contribution of direct and indirect interests in the properties in our portfolio in exchange for limited partnership interests in the Operating Partnership. The contribution was made in anticipation of the Company’s initial public offering.

As of September 30, 2004, Global Innovation Partners, LLC (GI Partners) was the ultimate owner of 100% of the Company and the Predecessor. Upon completion of our initial public offering, GI Partners owns 44.76% of the common units of the Operating Partnership, as a limited partner, and no shares of the Company’s common stock. The exchange of the interests contributed by GI Partners was accounted for as a reorganization of entities under common control; accordingly, the contributed assets and assumed liabilities were recorded at the Predecessor’s historical cost basis.

Upon completion of our initial public offering and the formation transactions, the Company, as general partner, owns 40.46% of the common units of the Operating Partnership and has control over major decisions of the Operating Partnership. Additionally, the limited partners do not have rights to replace the general partner, approve the sale or refinancing of the Operating Partnership’s assets or approve the acquisition of Operating Partnership assets, although they do have certain protective rights. Accordingly, the Company consolidated the assets and liabilities of the Operating Partnership in accordance with AICPA Statement of Position 78-9, Accounting for Investments in Real Estate Ventures (SOP 78-9).

There are also third parties that contributed their ownership interests in two properties, 200 Paul Avenue and 1100 Space Park Drive, to the Operating Partnership pursuant to the contribution agreements executed in July 2004. These contributors own common units in the Operating Partnership and no shares of the Company’s common stock upon completion of our initial public offering. These two properties are not included in the Predecessor’s combined financial statements. The exchanges of these ownership interests were accounted for as a purchase by the Company and were recorded at fair value, which is equal to the sum of the cash, debt assumed and units exchanged. See pro forma adjustment (B).

DIGITAL REALTY TRUST, INC.

Notes to Pro Forma Condensed Consolidated Financial Statements—(Continued)

(unaudited)

(Dollar amounts in thousands, except per share amounts)

(B)	Reflects the acquisition of eBay Data Center, the purchase of 75% of which was consummated on October 14, 2004 and 25% of which was acquired on January 21, 2005, the acquisition of 200 Paul Avenue and 1100 Space Park Drive from third parties in exchange for cash, debt assumed and Operating Partnership common units and the acquisition of our joint venture partner’s 10% interest in Univision Tower in exchange for Operating Partnership common units, all consummated upon completion of our initial public offering. These exchanges were accounted for as purchases based on the sum of cash paid and the fair value of the 6,331,511 Operating Partnership common units issued valued at the public offering price of our common stock. Also reflects the acquisition of Burbank Data Center, consummated on December 21, 2004, and the acquisitions of 833 Chestnut Street and MAPP Building, both of which are currently under purchase contracts. Also reflects a distribution to GI Partners upon completion of our initial public offering intended to approximate a normal real estate proration related to the properties that GI Partners contributed to the Operating Partnership.

The pro forma adjustments are comprised of the following:

	eBay Data Center	200 Paul Avenue	1100 Space Park Drive	10% Interest in Univision Tower	Burbank Data Center	833 Chestnut Street	MAPP Building	Proration	Total
Assets acquired:
Investments in real estate, net	12,572	89,346	23,299	1,780	14,751	47,094	13,383	—	202,225
Acquired above market leases, net	—	14,194	6,131	—	—	2,447	—	—	22,772
Acquired in place lease value and deferred leasing costs, net	2,333	23,443	1,235	—	3,377	12,274	3,358	—	46,020

Subtract liabilities assumed:
Mortgage loans including debt premium	—	46,908	15,913	—	—	—	10,576	—	73,397
Acquired below market leases, net	625	8,488	109	—	1,493	2,315	82	—	13,112
Add reversal of minority interest in consolidated joint venture	—	—	—	2,968	—	—	—	—	2,968

Net assets acquired	14,280	71,587	14,643	4,748	16,635	59,500	6,083	—	187,476
Subtract:
Units issued in connection with acquisitions	—	70,837	393	4,748	—	—	—	—	75,978

Cash paid to acquire the properties	14,280	750	14,250	—	16,635	59,500	6,083	—	111,498

Cash distributed to GI Partners upon completion of the initial public offering to approximate a normal real estate proration	—	—	—	—	—	—	—	(4,620)	(4,620)

DIGITAL REALTY TRUST, INC.

Notes to Pro Forma Condensed Consolidated Financial Statements—(Continued)

(unaudited)

(Dollar amounts in thousands, except per share amounts)

(C)	Reflects proceeds and related financing costs related to additional borrowings under the bridge facility with an affiliate of Citigroup Global Markets Inc. by the Predecessor subsequent to September 30, 2004, in connection with the acquisition of the 75% interest in eBay Data Center, the secured term debt funded upon completion of our initial public offering and borrowings under our unsecured credit facility in connection with our initial public offering and to acquire the properties acquired after our initial public offering and expected to be acquired in 2005. Also reflects refinancing of the Carrier Center mortgage and mezzanine loan and the Univision Tower mortgage loan with new mortgage loans in November 2004. The financing costs include loan assumption fees related to assuming certain of the Predecessor’s loans. Finally, reflects repayment upon completion of our initial public offering of the 1100 Space Park Drive, ASM Lithography Facility and 36 Northeast Second Street mortgage loans, the Univision Tower mezzanine loan, a portion of the bridge facility (see pro forma adjustment (I) for repayment of the remaining portion), and the outstanding advances allocated to the Predecessor under GI Partners’ line of credit:

New Debt	Bridge Facility	Carrier Center Mortgage	Univision Tower Mortgage	Secured Term Debt	Unsecured Credit Facility	Loan Assumption Fees	Total
Borrowings	$7,950	26,001	58,000	155,000	113,550	—	360,501
Loan costs	(480)	(370)	(825)	(710)	(2,900)	(1,590)	(6,875)
Loan costs due at a later date	—	—	—	—	500	—	500

Net proceeds	$7,470	25,631	57,175	154,290	111,150	(1,590)	354,126

Repayment of Debt	1100 Space Park Drive Mortgage	ASM Lithography Facility Mortgage	36 Northeast Second Street Mortgage	Univision Tower Mortgage and Mezzanine	Carrier Center Mortgage and Mezzanine	Bridge Facility	GI Partners’ Line of Credit	Total
Notes payable under line of credit	$—	—	—	—	—	—	6,117	6,117
Notes payable under bridge loan	—	—	—	—	—	105,486	—	105,486
Mortgage loans	15,913	13,984	17,826	39,148	14,264	—	—	101,135
Other secured loans	—	—	—	17,500	11,792	—	—	29,292
Prepayment costs	10	10	55	10	152	—	—	237
Accrued interest payable	—	55	59	476	—	544	—	1,134

Total payments	$15,923	14,049	17,940	57,134	26,208	106,030	6,117	243,401

Write-off of remaining loan premium	$—	—	—	323	160	—	—	483

Write-off of unamortized deferred loan costs	$—	191	62	36	66	1,379	—	1,734

DIGITAL REALTY TRUST, INC.

Notes to Pro Forma Condensed Consolidated Financial Statements—(Continued)

(unaudited)

(Dollar amounts in thousands, except per share amounts)

(D)	Reflects the sale of 21,421,300 shares of common stock in the Company’s initial public offering:

Proceeds from the initial public offering			$257,056

Less costs of the initial public offering:

Underwriters’ discounts and commissions and financial advisory fees	17,994

Other costs	9,500	*

			27,494

Net cash proceeds			$229,562

Common stock, 21,421,300 shares at $.01 per share			$214

Additional paid in capital			229,348

			$229,562

*       A portion of the other offering costs had already been incurred as of September 30, 2004 and the owner of the Predecessor had loaned the Company funds to pay for such costs. The loan was non-interest bearing. The loan along with any unpaid costs was paid with proceeds from our initial public offering. See Pro forma adjustment (J).

(E) Reflects purchase from the investors in GI Partners of 8,231,336 limited partnership units in the Operating Partnership having an aggregate value of $98,776, based on the initial public offering price of our common stock, at a purchase price equal to the initial public offering price of our common stock, net of underwriting discounts and commissions and financial advisory fees	$91,862

(F)	Reflects reclassification of owner’s equity to common stock and additional paid in capital and accumulated other comprehensive income:

Additional paid in capital	$201,030

Accumulated other comprehensive income	338

Owner’s equity	$201,368

(G) Reflects awards of 1,490,561 fully-vested long-term incentive units granted in connection with our initial public offering to employees and our executive chairman, based on the number of units specified by employment agreements and our executive chairman’s agreement, valued at the initial public offering price of our common stock	$17,887

DIGITAL REALTY TRUST, INC.

Notes to Pro Forma Condensed Consolidated Financial Statements—(Continued)

(unaudited)

(Dollar amounts in thousands, except per share amounts)

(H)	Reflects recording of minority interests in the Operating Partnership as a result of an aggregate of 30,030,870 limited partnership common units in the Operating Partnership held by the owner of the Predecessor, the owners of 200 Paul Avenue and 1100 Space Park Drive and the Predecessor’s joint venture partner in Univision Tower and 1,490,561 fully-vested long-term incentive units held by our employees and our executive chairman:

Sum of pro forma common equity and pro forma minority interests in the Operating Partnership before allocation	$432,933
Percentage allocable to minority interests	59.54%

Minority interests in operating partnership	257,768
Pro forma aggregate adjustments to minority interests in operating partnership excluding this adjustment	2,003

$255,765

(I) Repayment of the remaining balance of the bridge loan facility, see pro forma adjustment (C)	$138,200

(J) Represents reversal of prepaid initial public offering costs that had been incurred as of September 30, 2004 and the related note payable to affiliate since pro forma adjustment (D) reflects payment of all costs of our initial public offering.	$4,052

2.	Adjustments to Pro Forma Condensed Consolidated Statements of Operations

The adjustments to the pro forma condensed consolidated statements of operations for the nine months ended September 30, 2004, and the year ended December 31, 2003 are as follows:

(AA)	Reflects the Predecessor’s historical condensed combined statements of operations for the nine months ended September 30, 2004 and the year ended December 31, 2003. As discussed in note (A), the real estate properties and interests therein contributed by the owner of the Predecessor to the Operating Partnership in exchange for common units in the Operating Partnership were recorded at the Predecessor’s historical cost. Expenses such as depreciation and amortization to be recognized by the Operating Partnership related to the contributed interests are based on the Predecessor’s historical cost of related assets.

DIGITAL REALTY TRUST, INC.

Notes to Pro Forma Condensed Consolidated Financial Statements—(Continued)

(unaudited)

(Dollar amounts in thousands, except per share amounts)

As discussed in note (A), upon completion of the initial public offering and the formation transactions, the Company, as general partner, owns 40.46% of the common units of the Operating Partnership; however the Company has control over all major decisions of the Operating Partnership. Accordingly, the Company consolidates the revenues and expenses of the Operating Partnership. See note (HH) for the pro forma adjustment to allocate 59.54% of the income (loss) of the Operating Partnership to the limited partners of the Operating Partnership.

(BB)	Reflects the acquisition of eBay Data Center, 75% of which was acquired on October 14, 2004 and the remaining 25% of which was acquired on January 21, 2005. Reflects the Company’s acquisitions of 200 Paul Avenue and 1100 Space Park Drive from third parties in exchange for cash, debt assumed and Operating Partnership common units and our joint venture partner’s 10% interest in Univision Tower in exchange for Operating Partnership common units, all upon completion of our initial public offering. Also reflects the acquisition of Burbank Data Center consummated on December 21, 2004, and the acquisition of 833 Chestnut Street and MAPP Building, both of which are under purchase contracts.

The purchase method of accounting is used to reflect the acquisition of these properties and the 10% interest. For the pro forma condensed consolidated income statement for the year ended December 31, 2003, also reflects the Predecessor’s acquisition of 100 Technology Center Drive, consummated on February 17, 2004, Siemens Building, consummated on April 23, 2004, Savvis Data Center, consummated on May 24, 2004, Carrier Center, consummated on May 25, 2004, Comverse Technology Building, consummated on June 16, 2004, Webb at LBJ consummated on August 25, 2004, and Abovenet consummated on September 17, 2004. The pro forma adjustments are comprised of the following:

Nine Months Ended September 30, 2004
	Combined Historical Revenues and Certain Expenses(1)	Adjustments Resulting from Purchasing the Properties		Pro Forma Adjustments
Revenues:
Rental	$21,366	1,711	(2)	23,077
Tenant reimbursements	4,899	—		4,899
Other	125	—		125

	26,390	1,711		28,101

Expenses:
Rental property operating and maintenance	6,447	—		6,447
Property taxes	1,016	—		1,016
Insurance	507	—		507
Interest	2,760	—		2,760
Depreciation and amortization	—	9,139	(3)	9,139
Other	9	—		9

	10,739	9,139		19,878

Income before minority interests	15,651	(7,428)		8,223
Minority interests in consolidated joint ventures	—	5		5

Net income	$15,651	(7,433)		8,218

DIGITAL REALTY TRUST, INC.

Notes to Pro Forma Condensed Consolidated Financial Statements—(Continued)

(unaudited)

(Dollar amounts in thousands, except per share amounts)

Year Ended December 31, 2003
	Combined Historical Revenues and Certain Expenses(1)	Adjustments Resulting from Purchasing the Properties	Pro Forma Adjustments
Revenues:
Rental	$67,309	2,513 (2)	69,822
Tenant reimbursements	15,741	—	15,741
Other	1,662	—	1,662

	84,712	2,513	87,225

Expenses:
Rental property operating and maintenance	17,330	—	17,330
Property taxes	5,472	—	5,472
Insurance	1,721	—	1,721
Interest	5,218	—	5,218
Depreciation and amortization	—	27,510 (3)	27,510
Other	56	—	56

	29,797	27,510	57,307

Income before minority interests	54,915	(24,997)	29,918
Minority interests in consolidated joint ventures	—	(149)	(149)

Net income	$54,915	(24,848)	30,067

(1)	The combined properties’ historical revenues and expenses are as follows:

Nine Months Ended September 30, 2004
	200 Paul Avenue	1100 Space Park Drive	eBay Data Center	Burbank Data Center	833 Chestnut Street	MAPP Building	Combined Historical Revenues and Certain Expenses
Revenues:
Rental	9,257	2,853	909	1,117	6,225	1,005	21,366
Tenant reimbursements	2,236	458	—	—	1,280	925	4,899
Other	—	—	—	—	125	—	125

	11,493	3,311	909	1,117	7,630	1,930	26,390

Expenses:
Rental property operating and maintenance	2,344	467	—	—	3,098	538	6,447
Property taxes	216	148	—	—	343	309	1,016
Insurance	219	34	—	—	217	37	507
Interest	1,501	699	—	—	—	560	2,760
Other	3	6	—	—	—	—	9

	4,283	1,354	—	—	3,658	1,444	10,739

Net income	7,210	1,957	909	1,117	3,972	486	15,651

DIGITAL REALTY TRUST, INC.

Notes to Pro Forma Condensed Consolidated Financial Statements—(Continued)

(unaudited)

(Dollar amounts in thousands, except per share amounts)

Year Ended December 31, 2003
	100 Technology Center Drive	Siemens Building	Savvis Data Center	Carrier Center	Comverse Technology Building	AboveNet Data Center	Webb at LBJ	200 Paul Avenue	1100 Space Park Drive	eBay Data Center	Burbank Data Center	833 Chestnut Street	MAPP Building	Combined Historical Revenues and Certain Expenses
Revenues:
Rental	$3,795	2,510	6,341	9,688	7,048	5,994	5,000	11,980	3,753	942	1,460	7,458	1,340	67,309
Tenant reimbursements	368	266	901	2,768	3,269	1,394	369	3,095	575	—	—	1,687	1,049	15,741
Other	2	2	52	948	5	532	79	—	—	—	—	42	—	1,662

	4,165	2,778	7,294	13,404	10,322	7,920	5,448	15,075	4,328	942	1,460	9,187	2,389	84,712

Expenses:
Rental property operating and maintenance	102	335	149	3,161	2,945	1,136	904	3,081	654	—	—	4,136	727	17,330
Property taxes	384	418	495	683	1,209	528	602	204	379	—	—	297	273	5,472
Insurance	—	26	257	453	101	239	44	254	34	—	—	264	49	1,721
Interest	—	—	—	1,077	—	—	—	2,530	857	—	—	—	754	5,218
Other	—	—	—	—	46	—	—	5	5	—	—	—	—	56

	486	779	901	5,374	4,301	1,903	1,550	6,074	1,929	—	—	4,697	1,803	29,797

Net income	$3,679	1,999	6,393	8,030	6,021	6,017	3,898	9,001	2,399	942	1,460	4,490	586	54,915

(2)	Reflects increase in rental revenues for straight line rent amounts and amortization of acquired below market leases, net of amortization of acquired above market leases, all resulting from purchase accounting.

(3)	Reflects depreciation and amortization of the buildings and improvements, tenant improvements and acquired in-place lease values.

DIGITAL REALTY TRUST, INC.

Notes to Pro Forma Condensed Consolidated Financial Statements—(Continued)

(unaudited)

(Dollar amounts in thousands, except per share amounts)

(CC)	For the pro forma condensed consolidated income statement for the nine months ended September 30, 2004, reflects pro forma revenues and expenses for the period from January 1, 2004 through the date of acquisition of the applicable properties by the Predecessor for all properties acquired during the nine months ended September 30, 2004 based on historical revenues and expenses, as adjusted for purchase accounting. For the pro forma condensed consolidated income statement for the year ended December 31, 2003, reflects pro forma revenues and expenses for the period from January 1, 2003 to the date of acquisition of the applicable property by the Predecessor for all properties acquired during 2003 based on historical revenues and expenses, as adjusted for purchase accounting:

Nine Months Ended September 30, 2004
	100 Technology Center Drive	Siemens Building	Savvis Data Center	Carrier Center	Comverse Technology Building	Webb at LBJ	AboveNet Data Center	Pro Forma Adjustments
Revenues:
Rental	$431	970	2,890	4,001	3,232	3,648	4,404	19,576
Tenant reimbursements	47	35	301	1,110	1,691	218	997	4,399
Other	—	—	1	297	10	63	361	732

	478	1,005	3,192	5,408	4,933	3,929	5,762	24,707

Expenses:
Rental property operating and maintenance	14	104	31	1,510	1,489	744	896	4,788
Property taxes	47	129	160	211	585	412	369	1,913
Insurance	—	8	110	180	48	27	186	559
Interest	—	—	—	736	—	—	—	736
Depreciation and amortization	310	346	1,188	907	1,988	1,637	663	7,039
Other	—	—	—	—	46	—	—	46

	371	587	1,489	3,544	4,156	2,820	2,114	15,081

Net income	$107	418	1,703	1,864	777	1,109	3,648	9,626

Year Ended December 31, 2003
	VarTec Building	Ardenwood Corporate Park	ASM Lithography Facility	AT&T Web Hosting Facility	Brea Data Center	Granite Tower	Maxtor Manufacturing Facility	Stanford Place II	Pro Forma Adjustments
Revenues:
Rental	$—	340	1,154	667	846	3,675	—	3,839	10,521
Tenant reimbursements	9	39	5	75	62	356	—	76	622
Other	—	—	—	—	—	—	—	68	68

	9	379	1,159	742	908	4,031	—	3,983	11,211

Expenses:
Rental property operating and maintenance	1	16	10	29	21	752	26	1,008	1,863
Property taxes	7	20	—	75	35	439	223	624	1,423
Insurance	—	2	9	10	3	45	107	68	244
Interest	—	—	—	—	—	—	—	—	—
Depreciation and amortization	—	130	299	196	268	1,601	599	1,972	5,065
Other	—	—	130	—	—	36	17	—	183

	8	168	448	310	327	2,873	972	3,672	8,778

Net income (loss)	$1	211	711	432	581	1,158	(972)	311	2,433

DIGITAL REALTY TRUST, INC.

Notes to Pro Forma Condensed Consolidated Financial Statements—(Continued)

(unaudited)

(Dollar amounts in thousands, except per share amounts)

(DD)	Reflects the net increase in interest expense as a result of the financing related pro forma adjustments. The following outlines the loans to be outstanding upon completion of this offering and the acquisition of 833 Chestnut Street, MAPP Building and the remaining 25% interest in eBay Data Center and the corresponding interest expense that would have been recorded had these loans been outstanding as of the beginning of the periods presented:

	Loans Payable as of September 30, 2004		Interest Rate(1)	Interest Expense
				Nine Months Ended September 30, 2004	Year Ended December 31, 2003
100 Technology Center Drive—Mortgage	$20,000		LIBOR + 1.70%	$647	862
200 Paul Avenue—Mortgage	46,908		LIBOR + 3.17%	1,970	2,627
Ardenwood Corporate Park, NTT/Verio Premier Data Center and VarTec Building—Mortgage	43,000		LIBOR + 1.59%	1,297	1,729
Ardenwood Corporate Park, NTT/Verio Premier Data Center and VarTec Building— Mezzanine	22,000		LIBOR + 5.75%	1,349	1,799
AT&T Web Hosting Facility—Mortgage	8,775		LIBOR + 1.85%	293	391
Camperdown House—Mortgage	23,079	(2)	6.85%	1,352	1,802 (2)
Carrier Center—Mortgage	26,001		LIBOR + 4.25%(3)	1,316	1,755
Granite Tower—Mortgage	21,645		LIBOR + 1.20%	619	825
MAPP Building—Mortgage(5)	9,717		7.62%	555	740
Maxtor Manufacturing Facility—Mortgage	18,000		LIBOR + 2.25%	687	916
Stanford Place II—Mortgage	26,000		5.14%	1,002	1,336
Univision Tower—Mortgage	58,000		6.04%	2,627	3,503
eBay Bridge Loan	7,950		LIBOR + 2.00%	264	352
Secured Term Debt	155,000		5.65%	6,567	8,756
Unsecured credit facility	113,550		LIBOR + 1.75%	3,560	4,746
Additional interest from interest rate swaps(4)				946	1,261
Amortization of loan costs				2,525	3,365
Amortization of loan premiums				(96)	(129)

Total Pro Forma Principal Outstanding	599,625			27,480	36,636
Loan Premium(5)	859

Total	$600,484

Historical interest expense for the Predecessor, Carrier Center, 200 Paul Avenue, 1100 Space Park Drive, and the MAPP Building				(19,300)	(15,309)

				$8,180	$21,327

(1)	We calculated pro forma interest expense for loans with variable interest rates using current LIBOR rates (2.43% for one-month LIBOR to 2.84% for six-month LIBOR as of January 7, 2005).
(2)	The Camperdown House mortgage is denominated in pounds sterling. The loan payable has been converted to U.S. dollars using the exchange rates of our foreign currency forward contract whereas current exchange rate has been used for the interest expense.
(3)	The interest rate on the Carrier Center mortgage loan is subject to a 2.50% LIBOR floor.
(4)	We entered into swap agreements to swap variable interest rates for fixed rates for a notional amount of principal totaling approximately $140.3 million. The strike rates on the swap agreements range from 3.18% to 3.82%.
(5)	Represents principal balance or premium, as applicable, pertaining to debt that we plan to assume in connection with the acquisition of the MAPP Building, which is currently under purchase contract.

DIGITAL REALTY TRUST, INC.

Notes to Pro Forma Condensed Consolidated Financial Statements—(Continued)

(unaudited)

(Dollar amounts in thousands, except per share amounts)

(EE)	Reflects compensation expense related to awards of 1,490,561 fully-vested long-term incentive units granted in connection with the initial public offering to employees and our executive chairman, based on the number of units specified by employment agreements and our executive chairman’s agreement and utilizing the initial public offering price of our common stock as the value of such units. Also reflects compensation expense related to awards of an aggregate of 783,902 stock options, which vest over a four-year period, granted to employees and our executive chairman upon completion of the initial public offering:

	Nine Months Ended September 30, 2004	Year Ended. December 31, 2003
Long-term incentive units	$17,887	$17,887
Stock options	132	177

	$18,019	$18,064

(FF)	Reflects reclassification of asset management fees to general and administrative expense. Although such asset management fees are not payable subsequent to the completion of the initial public offering, the asset management fees incurred historically have been replaced with direct payments of compensation expense, rent and other general and administrative expenses that were paid for indirectly prior to the completion of the initial public offering by paying the asset management fees. Also reflects removing the asset manager’s estimated profit that was included in the asset management fee:

Asset management fees	$2,389	$3,185
Remove asset manager’s estimated profit	(363)	(484)

	$2,026	$2,701

(GG)	Reflects increases in general and administrative expense as a result of becoming a public company:

Director fees	$90	$120
Compensation for our chief financial officer, executive vice president of telecommunications infrastructure and others who were hired upon completion of the initial public offering	694	925
Directors and officers insurance	305	406
Other	119	143

	$1,208	$1,594

DIGITAL REALTY TRUST, INC.

Notes to Pro Forma Condensed Consolidated Financial Statements—(Continued)

(unaudited)

(Dollar amounts in thousands, except per share amounts)

(HH)	Reflects allocation of minority interests in net income (loss) of the Operating Partnership as a result of common units in the Operating Partnership held by the previous owner of the Predecessor (44.76%), the previous owners of 200 Paul Avenue and 1100 Space Park Drive (collectively 11.21%), management (2.82%) and the previous owner of the 10% interest in Univision Tower (0.75%):
		Nine Months Ended September 30, 2004	Year Ended December 31, 2003
	Total income (loss) after minority interests in consolidated joint ventures but before allocation to minority interest in operating partnership	$716	$8,641
	Percentage allocable to minority interest	59.54%	59.54%

		$426	$5,145

(II)	Pro forma earnings (loss) per share—basic and diluted are calculated by dividing pro forma consolidated net income (loss) by the number of shares of common stock issued in our initial public offering. The stock options issued by the Company do not have a dilutive effect on earnings per share because the market value of the stock for pro forma purposes is equal to the initial public offering price which is equal to the exercise price for the stock options.